INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 42 to Registration Statement No. 2-74452 of Merrill Lynch Variable Series Funds, Inc. (the “Fund”) on Form N-1A of our reports dated February 14, 2003, appearing in the December 31, 2002 Annual Report of the Fund, in the Statement of Additional Information which is part of this Registration Statement. We also consent to the references to us under the captions “Financial Highlights” in the Prospectus, which is also part of this Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey August 28, 2003